September 18, 2009
Mr. Larry Spirgel
Assistant Director
Securities and Exchange Commission
Division of Corporation Finance
Mail Stop 3720
100 F. Street, N.E.
Washington, D.C. 20549-0306

Re:	Madison Square Garden, Inc. Registration Statement on Form 10 Filed On August 5, 2009 File No. 001-34434
Dear Mr. Spirgel:
This letter responds to the comment letter (the “Comment Letter”) from the Staff of the Securities and Exchange Commission (the “Commission”), dated August 31, 2009, concerning the Registration Statement on Form 10 (the “Form 10”) of Madison Square Garden, Inc. (“the Company”).
The following is the Company’s response to the Comment Letter. As a result of the revisions to the Form 10, some page references have changed. The page references in the comments refer to page numbers of the Information Statement filed as Exhibit 99.1 to the Form 10 as filed on August 5, 2009 and the page references in the responses refer to page numbers in the marked copy of the Information Statement filed as Exhibit 99.1 to Amendment No. 1 to the Form 10, as filed on September 18, 2009. The Company has, concurrently with the filing of this response letter, provided six marked copies of the Information Statement via messenger. All dollar amounts throughout the letter are in thousands unless specifically stated otherwise.
General
1.	Please file all exhibits, including the Distribution Agreement, as soon as possible. We must review these documents, and we may have additional comments.
Company Response: The Company has filed a number of exhibits, including the Distribution Agreement, with Amendment No. 1 to the Form 10. The Company recognizes that all required exhibits must be filed sufficiently in advance of the planned effectiveness of the Form 10 to afford the Staff adequate time to complete its review.

2.	Please fill in the blanks with missing information throughout your Form 10. We may have additional comments once this information is included.
Company Response: The Company intends to provide all remaining information in the Form 10 as soon as possible. The Company recognizes that all missing information must be included in the filing sufficiently in advance of the planned effectiveness of the Form 10 to afford the Staff adequate time to complete its review.
3.	Please revise your exhibit index to include the tax opinion from Sullivan & Cromwell LLP described on page 15 of the preliminary information statement and file as an exhibit when available.
Company Response: The exhibit index to the Form 10 has been revised to refer to the tax opinion of Sullivan & Cromwell LLP. The exhibit will be filed when the form of opinion is finalized.
Questions and Answers about the Distribution, page 10
“If I sell, on or before the Distribution date, shares of Cablevision page 11
4.	We note that if a shareholder distributes his or her shares after the Record date but prior to the Distribution date he or she will not be entitled to receive shares in the Distribution. If true, explain what the significance of the Record date is and whether persons who become shareholders after the Record date but prior to the Distribution date are entitled to receive shares in the Distribution. In addition, please revise your risk factor disclosures to include this as a risk.
Company Response: The requested disclosure has been added to the answer to the noted question on page 11 and to the answer on page 10 to the question: “What is the record date for the Distribution?” For the information of the Staff, the language on pages 10 and 11 has been included on the assumptions that the Company’s Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) and that the NYSE follows the procedure of not having ex-dividend trading until the first trading day following the distribution date. This disclosure may change if the Company selects a trading venue other than the NYSE or if the NYSE selects a trading approach other than the approach described on pages 10 and 11.
The Distribution, page 13
Manner of Effecting the Distribution, page 13
5.	Briefly highlight why the company will remain an affiliate of Cablevision following the Distribution.

Company Response: The requested disclosure has been added to the Form 10. Please see “The Distribution — Manner of Effecting the Distribution” on pages 14 and 15.
Reasons for the Distribution, page 14
6.	Please expand your disclosure to describe how the distribution will provide Madison Square Garden with increased flexibility to pursue its business plan including capital expenditures and acquisitions that would be more difficult to consider or effectuate within Cablevision.
Company Response: The requested disclosure has been added to the Form 10. Please see page 12.
7.	Please revise to briefly describe the negative factors associated with the spin-off considered by the Cablevision board of directors.
Company Response: The requested disclosure has been added to the Form 10. Please see page 12.
8.	Expand your discussion to address what has changed (e.g. long term prospects, symmetries, etc.) to prompt the spin-off since the company’s businesses were first acquired by Cablevision in the 1990s.
Company Response: The requested disclosure has been added to the Form 10. Please see page 12.
Listing and Trading of Our Common Stock, page 17
9.	Please revise throughout to change the reference to Rule 144 under the Securities Act as an exemption from registration.
Company Response: References to Rule 144 have been changed to clarify that Rule 144 under the Securities Act of 1933 is not an exemption from registration. Please see the changes to the following sections:
•	“The Distribution — Listing and Trading of our Common Stock” on page 20

•	“Shares Eligible for Future Sale” on page 147
Risk Factors, page 19
10.	Please revise your risk factor headings to ensure that each heading is a statement of the risk that you will subsequently discuss and not a statement of fact only. Examples of headings needing revision include, but are not limited to, the following:

•	We derive substantial revenues from the sale of advertising time., page 22

•	Our rights agreements with various professional sports teams have varying duration and renewal terms., page 23

•	We do not own all of our venues., page 25
Company Response: The requested changes have been made to the following Risk Factors:
•	We Derive Substantial Revenues From the Sale of Advertising Time and Those Revenues are Subject to a Number of Factors, Many of Which are Beyond Our Control. — page 25

•	Our Rights Agreements with Various Professional Sports Teams that We Do Not Own Have Varying Durations and Renewal Terms and We may be Unable to Renew Those Agreements on Acceptable Terms. — page 25

•	Our Businesses are Substantially Dependent on the Continued Popularity and/or Competitive Success of the New York Knicks and the New York Rangers, Which Cannot be Assured. — page 26

•	We Do Not Own all of Our Venues and Our Failure to Renew Our Leases or Booking Agreements on Economically Attractive Terms Could Have an Adverse Effect on Our Business. — page 27

•	We Have Elected to be a “controlled company” for [New York Stock Exchange] Purposes Which Allows Us Not to Comply with all of the Corporate Governance Rules of [The New York Stock Exchange]. — page 33

•	We Share Certain Key Executives and Directors with Cablevision Which Means Those Executives Will Not Devote Their Full Time and Attention to Our Affairs and the Overlap may Give Rise to Conflicts. — page 33
Risks Relating to our Entertainment Business, page 21
11.	We note that you have described only one risk relating to your entertainment business relating to intense and wide-ranging competition. Please revise your disclosure to discuss other risks relating to your entertainment business. For example, we note your disclosure on page 35 that you are pursuing expansion plans including the development of new productions and live entertainment events. Please separately describe the risks relating to these expansion plans. In addition, please separately describe the risks relating to your investment in the Radio City Christmas Spectacular.

Company Response: The Company has added additional risk factors relating to the Company’s entertainment business in response to the Staff’s comment. See page 24.
General Risks, page 24
12.	Please revise to provide, when available, an updated cost estimate of the extensive renovation of Madison Square Garden. We note that you currently expect the cost to be materially higher than your original estimate.
Company Response: The Company is continuing to review all aspects of the planned project including its cost. The Company will include an updated cost estimate in a pre-effective amendment to the Form 10.
13.	We note that you lease Radio City Music Hall, Beacon Theatre and have entered into a booking agreement regarding the Wang Theatre. Please file these agreements as exhibits to your Form 10. See Item 601(b)(10) of Regulation S-K.
Company Response: The Company will file the lease agreement for Radio City Music Hall in a pre-effective amendment to the Form 10. The exhibit index to the Form 10 has been revised accordingly.
The Company believes that the booking agreement regarding the Wang Theatre and the lease agreement for the Beacon Theatre are not required to be filed pursuant to Item 601(b)(10), for the reasons set forth below.
With respect to the booking agreement regarding the Wang Theatre, the Company believes that this contract is such as ordinarily accompanies the kind of business conducted by the Company. Accordingly, this contract would need to be filed under Item 601(b)(ii)(B) only if it is a contract on which the Company’s business is substantially dependent. The revenues from the booking agreement for the Wang Theatre will be de minimis in 2009 (less than 1% of total revenues) and are not expected to be material in any future period. The Company does not believe that its business is substantially dependent on this agreement.
With respect to the lease agreement for the Beacon Theatre, the Company believes that this contract is also such as ordinarily accompanies the kind of business conducted by the Company. Accordingly, this lease would need to be filed under Item 601(b)(ii)(B) only if it is a contract on which the Company’s business is substantially dependent and under Item 601(b)(ii)(D) only if it is a material lease. The revenues from the Company’s operations at the Beacon Theatre will be immaterial in 2009 (less than 2% of total revenues) and are not expected to be material in any future period. The Company does not believe that its business is substantially dependent on this lease or that this lease is a material lease.

14.	We note the risk factor relating to the possible restrictions on the company’s business following the Distribution in order to preserve the tax-free nature of the transaction. Discuss here and in MD&A any possible effect the restriction on issuing equity securities may have on the company’s ability to raise capital.
Company Response: The Company has made revisions on pages 30, 31, 97 and 98 to reflect the changes requested in the comment.
Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 63
15.	Please discuss the most significant business challenges that management expects to encounter in each segment over the next year and beyond as well as the known trends, demands or uncertainties that may affect your financial condition. Challenges that should be discussed include the transition from a wholly-owned subsidiary to a publicly-traded company (including paying the increased costs associated with being a public company) and any plans for expansion.
Company Response: The Company confirms that it has disclosed in the Form 10 all material known trends that may affect its financial condition in the discussion of business segment results in the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”). That discussion appears on pages 80-84, 86-90 and 92-96. The effect of the Company’s expansion plans are discussed on page 71, under the heading “Factors Affecting Operating Results”. In addition to these disclosures already appearing in the Form 10, in response to this comment, the Company has revised the disclosure in the “Business Overview” section of the MD&A on pages 68, 71, 75 and 76 to provide additional information regarding uncertainties facing the Company, including those relating to its transition from a wholly-owned subsidiary to a stand-alone public company.
Combined Results of Operations, page 74
Business Segment Results, page 77
16.	Please provide a discussion of your segment’s measure of profit or loss in result of operations. This discussion should explain the different results in the measure between periods, trends and uncertainties, and what you expect in future periods.
Company Response: The requested comparative discussion has been added to the segment discussions in the MD&A in response to this comment. Please see pages 81, 82, 84, 87, 88, 90, 93, 94, and 96. A discussion of the trends, uncertainties and expectations has been included in the sections captioned “Factors Affecting

Operating Results” for each segment under “Business Overview” beginning on page 66 to the extent appropriate.
The Company confirms that it has disclosed in the Form 10 all material known trends that may affect its financial condition in the discussion of business segment results in the MD&A. This disclosure is contained within the discussion of each component of the Company’s operating income (loss), which primarily includes revenues, net; technical and operating expenses; selling, general and administrative expenses; and depreciation and amortization expenses.
MSG Sports, page 80
17.	We note that you have provisions for NBA luxury tax, NHL revenue sharing, and net provisions for certain team personnel transactions. In addition, team personnel transactions reflect provisions recorded for season-ending player injuries, net of anticipated insurance recoveries, and waivers. Please provide a table reconciling your material provisions for the periods presented. Disclose the underlying reason for the change in provisions and whether you expect the trend to continue. In addition in your critical accounting estimates, if your provisions require estimates, judgment and uncertainty, disclose the basis on which your estimates are made and assumptions used when making those estimates.
Company Response: The Company has made revisions on pages 83, 84, 89, 90, 95 and 96 to include the requested tabular reconciliation and disclosure referred to in this comment.
The Company utilizes certain estimates in calculating the liability and expense related to its provisions for NBA luxury tax, NHL revenue sharing and certain team personnel transactions. We believe the financial impact of retrospective changes to these estimates are not significant to our results of operations and balance sheet and, accordingly, we do not believe they are significant enough to warrant disclosure within the Company’s critical accounting policies.
As described in more detail on page 74, the calculation of net NBA luxury tax expense, which is recorded evenly over the applicable NBA regular season, is based primarily on the Company’s estimate of the Knicks’ team salary at the end of the season compared to a predetermined league-wide luxury tax threshold. Salary estimates are updated during the season to reflect the impact of any roster changes made. When such estimates are revised, the Company revises its net luxury tax expense estimate to reflect these changes. The changes within the probable range of variables used in the calculation of net luxury tax expense, as currently defined, have not had a material impact on the seasonal provisions recorded. For example, the total net luxury tax expense recorded through the end of the 2008-09 season (April 2009) was adjusted in June 2009 by $0.2 million when the final net luxury tax cost for the season was determined by the NBA.

As described in more detail on page 74, the calculation of net NHL revenue sharing expense, which is recorded evenly over the NHL regular season, is primarily based on the Company’s estimates of the Rangers’ revenue for the applicable season and on estimates of league-wide revenues and player costs provided by the NHL. The estimated expense is revised during the season to reflect any changes based on season to date Rangers’ revenues and/or changes in estimates provided by the NHL. The changes within the probable range of variables used in the calculation of net revenue sharing expense have not had a material impact on the seasonal provisions recorded. For example, the net revenue sharing expense recorded through the end of the 2007-08 season (April 2008), the most recent season for which there has been a final determination of revenue sharing expense, was adjusted in October 2008 by $0.3 million when the final net expense was determined by the NHL.
The amount of the estimated cost of the provisions for certain team personnel transactions is primarily based on the remaining contractual obligation related to the applicable team personnel. To the extent that the transaction is related to a player injury, the Company relies on the advice of its physicians in determining whether the injury or illness is a season-ending or career-ending injury and it relies on this advice in estimating what, if any, portion of the Company’s contractual obligation to the player is expected to be reimbursed by disability insurance. When a transaction involves an NBA player, the amount of the provision recorded will include a provision for luxury tax associated with the player’s salary if the team is expected to be a luxury tax payer for the applicable season(s) and the player’s salary is not expected to be excluded from the luxury tax calculation for such season(s) pursuant to the NBA collective bargaining agreement. Although there may be significant volatility from period to period in connection with team personnel transactions, the cost of such transactions is not dependent on estimates which, once finalized, would have a significant impact on the provisions recorded.
The Company has disclosed all material known trends that may affect its financial condition in the discussion of the financial results of its business segments in the MD&A.
Liquidity and Capital Resources, page 93
18.	Please revise to provide an estimated interest rate for the repayment of your intercompany advances.
Company Response: The requested disclosure has been added to the “Liquidity and Capital Resources” section on page 97 to include the requested disclosure. In addition, conforming changes have been made on pages 8, 9, 11, 28, 62 and [64].
Critical Accounting Policies, page 96
19.	We note that you do not disclose critical accounting policies and estimates regarding your pension and other postretirement benefit plans. Please provide a thorough discussion of critical accounting policies and estimates made for your pension and other postretirement benefit plans. Your discussion should include assumptions made, how your determined those assumptions, and any change in assumptions and methodologies for the periods presented.

For further guidance, refer to Release No. 33-8350 “Interpretation: Commission Guidance Regarding Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Company Response: Although the Company utilizes actuarial methods in calculating the liability and expense related to its pension and other postretirement benefit plans, it believes the financial impact of these plans and the impact of potential changes in assumptions used in its actuarial methods are not significant to its results of operations or financial position and, therefore, disclosing estimates used regarding its pension and other postretirement benefit plans as a critical accounting policy would not provide material information to investors. The net periodic benefit cost for the Company’s pension plans and postretirement benefit plans was $1,094, $6,892 and $8,015 for the years ended December 31, 2008, 2007 and 2006, respectively, which is approximately 0.1%, 0.7% and 0.9%, respectively, of total operating expenses. In addition, the net obligation (unfunded status) related to pensions and other postretirement benefits was $28,068 and $17,134, representing approximately 1.4% and 0.9% of the Company’s total assets and 3.0% and 1.9% of the Company’s total liabilities as of December 31, 2008 and 2007, respectively. Although the pension and other postretirement benefit plans require the use of numerous assumptions in an attempt to estimate the impact of future events, including the discount rate, expected long-term rate of return on plan assets and the rate of future compensation increases, as determined annually by the Company, the change in these assumptions would not be material to the Company. For example, a 25 basis point change in the discount rate on the Company’s net periodic benefit cost for the Company’s pension plans for the year ended December 31, 2008 would result in:
•	Approximately $50 decrease in the net periodic benefit cost assuming a 25 basis point increase in the discount rate, or

•	Approximately $50 increase in the net periodic benefit cost assuming a 25 basis point decrease in the discount rate.
Further, a 25 basis point change in the expected rate of return on invested plan assets to the Company’s net periodic benefit cost for the year ended December 31, 2008 would result in the following:
•	Approximately $200 decrease in the periodic benefit cost assuming a 25 basis point increase in the expected rate of return, or

•	Approximately $200 increase in the net periodic benefit cost assuming a 25 basis point decrease in the expected rate of return.

Further, as discussed in Note 11 “Pension and Postretirement Benefit Plans” of the notes to the Combined Financial Statements of the Company on page F-22, as of December 31, 2007, both the Company’s sponsored Retirement Plan and Excess Plan were amended to freeze all benefits earned through December 31, 2007 and eliminated the ability of participants to earn benefits for future service under these plans. Primarily as a result of these plan curtailments, the net periodic benefit cost for all pension and other postretirement benefit plans decreased from $6,892 for the year ended December 31, 2007 to $1,094 for the year ended December 31, 2008.
Executive Compensation, page 105
Compensation Discussion and Analysis, page 105
20.	In addition to your discussion of compensation policies at Cablevision, provide a separate section highlighting how compensation will compare and contrast at the company. Explain whether the total compensation paid to your named executive officers for their service to the company and Cablevision is expected to remain comparable to what is currently paid at the combined company, or whether the Distribution is expected to have a material effect on the total compensation paid to Cablevision’s named executive officers.
Company Response: Cablevision and the Company are currently analyzing possible compensation policies and structures for the Company. The Company will add the requested disclosure in a pre-effective amendment to the Form 10 once final decisions have been made as to the compensation policies and structures of the Company.
Nonstatutory Stock Options, page 129
21.	We note that you define both incentive stock options and nonstatutory stock options as “ISOs”. Please revise.
Company Response: The Company notes that the term “nonstatutory stock options” was defined in the Form 10 filed on August 5, 2009 to be “an option which is not intended to be (or does not qualify as) an ISO.” However, in order to avoid any possible confusion, the Company has made a revision on page 132 to make more clear the definition of the term “nonstatutory stock options.”
Certain Relationships and Related Party Transactions, page 136
22.	Please revise to indicate when you intend to enter into and finalize the agreements summarized in this section.

Company Response: The Company has revised the disclosure to indicate that it intends to enter into the agreements summarized in this section prior to the Distribution. See page 139.
23.	Please revise to provide a statement as to whether your policies and procedures regarding review, approval or ratification of transactions with related persons are in writing, and if not, how such policies and procedures are evidenced. See Item 404(b)(1)(iv) of Regulation S-K.
Company Response: The Company has revised the disclosure to indicate that the policies and procedures referred to in this section will be in writing. See page 141.
Indemnification of Directors and Officers, page 150
24.	Please revise to quantify the extent to which Cablevision will indemnify you and the extent to which you will indemnify Cablevision.
Company Response: The requested disclosure has been added. See “Indemnification of Officers and Directors” on page 154.
Useful Lives of Finite-Lived Intangible Assets, page 98
Note 6. Intangible Assets, page F-19
25.	We note that your affiliation agreements and affiliate relationships have estimated useful lives of 4 to 24 years. For agreements and relationships that have useful lives over 10 years, tell us the basis for their useful lives and refer to your basis in accounting literature.
Company Response: In April 2005, Cablevision acquired the remaining 40% interest in a previously 60% owned subsidiary of Cablevision, which wholly owned the Company (“RPP Restructuring”). In accordance with Emerging Issues Task Force (“EITF”) Issue No. 02-17, Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination (“EITF 02-17”), the Company recorded intangible assets related to contractual affiliation agreements and affiliation relationships for the MSG Networks. The RPP Restructuring resulted in step purchase accounting for the Company, recognized in accordance with Financial Accounting Standards Board (“FASB”) Statement No. 141, Business Combinations (“SFAS 141”).
The glossary in SFAS 141 states that, “a customer relationship exists between an entity and its customers if (a) the entity has information about the customer and has regular contact with the customer, and (b) the customer has the ability to make direct contact with the entity.” Since the Company has had a practice of establishing customer relationships through contracts, those relationships meet the contractual-legal criterion and were recognized apart from goodwill.

As discussed in the Useful Lives of Finite-Lived Intangible Assets section of the Company’s Critical Accounting Policies section of the MD&A on page 102, the useful lives for contractual affiliation agreements and affiliation relationships were determined based upon an analysis of the weighted average remaining terms of existing agreements the Company had in place with its major customers at the time that purchase accounting was applied with respect to contractual affiliation agreements and an estimate for renewals of such agreements with respect to affiliation relationships. For the RPP Restructuring, the contractual affiliation agreements were assigned an estimated remaining useful life of 4 years based on a weighted average contractual remaining life and the affiliation relationships were assigned an estimated remaining useful life of 24 years. In accordance with EITF 02-17, when valuing the affiliation relationships and establishing the remaining useful life of 24 years, the Company considered future renewal expectations and the probability of renewal. As of April 2005, the Company’s management believed that it would renew its affiliation agreements for 30 years. The Company estimated that three renewal periods of 10 years each were considered likely, however, beyond 30 years, the likelihood of renewals becomes uncertain. The Company applied an expected probability of renewal of 100% for the first ten years, 90% for the second ten years, and 50% for the third ten years in estimating the life of these affiliation relationships over which the Company expects to recognize the future cash flows related to such affiliate relationships.
In the Useful Lives of Finite-Lived Intangible Assets section of the Company’s Critical Accounting Policies section of the MD&A on page 102, the Company has disclosed its accounting policy if an affiliate were to cease carrying the service on an other than temporary basis or if the Company were to renew an affiliation agreement at rates that produced materially less net revenue compared to the net revenue produced under the previous agreement. The Critical Accounting Policy states:
“If an affiliate were to cease carrying the service on an other than temporary basis, the Company would record an impairment charge for the then remaining carrying value of that affiliation agreement and affiliate relationship intangible asset. If the Company were to renew an affiliation agreement at rates that produced materially less net revenue compared to the net revenue produced under the previous agreement, the Company would evaluate the impact on its cash flows and, if necessary, would further evaluate such indication of potential impairment by following the policy described above under “Impairment of Long-Lived and Indefinite-Lived Assets” for the asset group containing that intangible asset. The Company also would evaluate whether the remaining useful life of the affiliation agreement and affiliate relationship remained appropriate. Based on December 31, 2008 carrying values, if the estimated life of all affiliation agreements and affiliate relationships were shortened by 10%, the effect on amortization for the year ending December 31, 2008 would be to increase our annual amortization expense by approximately $1,334.”
Report of Independent Registered Public Accounting Firm, page F-2

26.	Please delete the preamble through an amendment before the effectiveness of the registration statement.
Company Response: The Company confirms that the preamble will be deleted in a pre-effective amendment to the Form 10.
Note 2. Summary of Significant Accounting Policies
Revenue Recognition, page F-8
27.	We note your statement that MSG Media business charges affiliation fees to cable television systems, direct broadcast satellite operators and other operators, and recognize this revenue in the period that the service is provided. Please expand your disclosure to describe what service is provided and when this service is provided in relation to revenue recognition. We note your disclosure on page 65.
Company Response: The Company has revised the Form 10 to provide the disclosure requested in this comment. See Note 2 to the Combined Financial Statements of the Company on page F-8.
Multiple-Element Transactions, page F-9
28.	We note your first paragraph under multiple-element transactions. This paragraph reiterates accounting literature and does not specifically address your specific multiple-element transactions. Please revise to disclose your specific multiple element arrangements and how you recognize revenue for those arrangements.
Company Response: The Company has revised the Form 10 in response to the Staff’s comment. See page F-9 under the heading “Multiple-Element Transactions.” In addition, the Company has reassessed the significance of the second paragraph of the Multiple — Element Transactions section in Note 2 — Summary of Significant Accounting Policies as originally filed in the Company’s Form 10 on August 5, 2009. This paragraph refers to a single transaction that occurred in 2007, which resulted in the Company recording deferred carriage of an immaterial amount. Given the insignificance of this transaction, and the disclosure made in the “Revenues, net” section of Note 12 — Related Party Transactions on page F-27, the Company has removed this paragraph in its entirety, in order to avoid the implication that this type of transaction is prevalent for the Company.
Player Costs and League Assessments, page F-9

29.	You state that throughout the NBA season, you recognize the net estimated amount associated with luxury tax, anticipated receipt of any player escrow and the cost of the revenue assistance program on a straight-line basis as a component of technical and operating expense. Please disclose the time frame of your straightline recognition.
Company Response: The Company recognizes the net estimated amount associated with luxury tax, anticipated receipt of any player escrow and the cost of the revenue assistance program on a straight-line basis over the NBA season. The timeframe of the NBA regular season is November through April, as indicated on page F-9, in the first sentence under the heading “Player Costs and League Assessments”. In addition, the Company has made revisions to this section to make more clear the timeframe of the recognition. See page F-10.
Share-Based Compensation, page F-11
30.	We note your disclosure on page F-11 and F-30 regarding your share-based compensation. In addition to the current disclosure please provide all disclosure as required by paragraph 64 and A240 – A24l of SFAS 123R or tell us why it is not required.
Company Response: The Company previously considered the disclosures required by paragraphs 64 and A240 – A241 of FASB Statement No. 123R, Share-Based Payment (“SFAS 123R”), and has disclosed the following items on pages F-11, F-12 and F-35:
•	A description of the share-based payment arrangements awarded by Cablevision.

•	The method Cablevision uses to measure compensation cost from share-based payment arrangements with employees of the Company.

•	The total compensation cost for share-based payment arrangements is disclosed in Note 15 — Segment Information of the Notes to Combined Financial Statements on page F-33. As noted below, the Company believes disclosing the compensation expense components of share-based payment awards by type of award is relevant and, accordingly, the Company has revised the discussion under the heading “Share-Based Compensation” on page F-11 to include this information.
Share-based payment expense recorded on the Company’s combined financial statements reflect two elements of share-based compensation expense; (1) an allocation of compensation expense related to Cablevision share-based payment awards granted to employees of the Company; and (2) an allocation of a portion of the compensation expense related to Cablevision share-based payment awards granted to Cablevision’s corporate employees. The compensation expense (benefit) components of share-based payment awards by type of award and whether they relate to share-based payments awarded to Company employees and Cablevision corporate employees allocated to the Company for the years ended December 31, 2008, 2007, and 2006 is as follows:

	Year ended December 31, 2008
	Company	Cablevision
	Employees	Allocation	Total
Stock options	$1,202	$1,011	$2,213
Stock appreciation rights	(573)	(574)	(1,147)
Restricted shares	7,334	4,332	11,666

	$7,963	$4,769	$12,732

	Year ended December 31, 2007
	Company	Cablevision
	Employees	Allocation	Total
Stock options	$1,452	$1,851	$3,303
Stock appreciation rights	(19)	(139)	(158)
Restricted shares	4,627	3,943	8,570

	$6,060	$5,655	$11,715

	Year ended December 31, 2006
	Company	Cablevision
	Employees	Allocation	Total
Stock options	$3,316	$2,803	$6,119
Stock appreciation rights	1,863	923	2,786
Restricted shares	2,978	3,934	6,912

	$8,157	$7,660	$15,817

Cablevision allocates share-based compensation expense for its corporate employees to all of its subsidiaries, including the Company. For the years ended December 31, 2008, 2007, and 2006, the amount of compensation expense allocated to the Company representing share-based payment awards granted to Cablevision corporate employees was $4,769, $5,655, and $7,660, representing 9%, 11%, and 10%, respectively, of the total share-based compensation recorded by Cablevision. Share-based payment expense with respect to Cablevision awards granted to the Company’s Executive Chairman, and President and Chief Executive Officer were allocated to the Company in the same manner as other Cablevision corporate employees for the years ended December 31, 2008, 2007, and 2006. In addition, for the years ended December 31, 2008, 2007, and 2006, the amount of compensation expense allocated to the Company representing share-based payment awards granted to Cablevision corporate employees was 37%, 48%, and 48%, respectively, of the total share-based compensation recorded by the Company. The Company believes disclosure of the disaggregated information of share-based payment expense related to the Company’s employees versus the allocation of share-based payment expense related to Cablevision corporate employees would not provide any material information to the

Company’s shareholders. Further, we believe providing information regarding Cablevision’s employee and non-employee stock plans, such as the number of shares authorized under the Cablevision plans, requisite service period and maximum contractual term of the awards, etc. does not provide any meaningful information to the Company’s shareholders as a reasonable investor would not consider the information important in making any investment decision with respect to the Company’s securities. However, the Company believes disclosing the compensation expense components of share-based payment awards by type of award is relevant and has revised the discussion under the heading “Share-Based Compensation” on page F-11 to provide a table containing this information.
Stock Options
As of December 31, 2008, approximately $400 of share-based payment expense related to unvested stock option awards granted to the Company’s employees was unrecognized. As of December 31, 2008, approximately $300 of share-based payment expense related to unvested stock option expense allocated for Cablevision corporate employees was unrecognized. The unvested stock option awards granted to the Company’s employees and the allocation of Cablevision corporate employees, which were outstanding as of December 31, 2008, were fully recognized by June 30, 2009. Cablevision has not granted stock options directly to the Company’s employees since June 2006, and does not anticipate granting any stock option awards to the Company’s existing employees prior to the Distribution. Accordingly, the Company believes disclosure of the disaggregated information of share-based payment expense related stock options for the Company’s employees versus the allocation of share-based payment expense related to Cablevision corporate employees would not provide any material information to the Company’s shareholders. We believe any disclosures required under paragraphs 64 and A240 – A241 of SFAS 123R related to stock options, such as general terms of the stock option awards, the number and weighted-average grant-date fair value, the number and weighted-average Cablevision exercise prices for outstanding, granted, exercised, forfeited or expired share-based payment awards, cash received from the exercise of stock options, and certain Black-Scholes assumptions (expected term, expected volatility, expected dividend yield and risk-free rate) are not necessary since stock options were not deemed material to the Company and, as of June 30, 2009, there is no unvested share-based payment expense related to outstanding stock option awards, which were outstanding as of December 31, 2008, to be recorded in future periods.
Stock Appreciation Rights
As of December 31, 2008, there was no unrecognized share-based payment expense related to unvested stock appreciation rights granted to the Company’s employees or allocations related to Cablevision corporate employees. Cablevision has not granted stock appreciation rights directly to the Company’s employees since June 2003, and does not anticipate granting any stock appreciation rights to the Company’s existing employees prior to the Distribution. The Company will recognize a charge or a benefit associated with fair-valuing the stock appreciation rights each reporting period, as they are liability-classified awards, however, the Company does not believe these charges or benefits will be material to the Company prospectively. The Company believes any disclosures required under paragraphs 64 and A240 – A241 of SFAS 123R, related to stock appreciation rights, such as general terms of the stock appreciation rights, the number and weighted-average grant-date fair value, the number and weighted-average Cablevision exercise prices for outstanding, granted, exercised, forfeited or expired stock appreciation rights, and certain Black-Scholes assumptions (expected term, expected volatility, expected dividend yield and risk-free rate) are not necessary since stock appreciation rights were not deemed material to the Company and as of December 31, 2008, there is no unvested share-based payment expense to be recorded in future periods other than the charge or a benefit associated with fair-valuing the stock appreciation rights each reporting period, which is anticipated to be insignificant.
Restricted Shares
As of December 31, 2008, approximately $11,500 of share-based payment expense related to unvested restricted share awards granted to the Company’s employees was unrecognized. The Company believes disclosure of the unvested portion of the allocation of share-based payment expense related to restricted shares granted to the Company’s employees would not provide any material information to the Company’s shareholders. In addition, the Company believes disclosure of the unvested portion of the allocation of share-based payment expense related to restricted shares for Cablevision corporate employees would not provide any material information to the Company’s shareholders. Refer to page F-29 for the Company’s disclosure of the treatment of share-based payment awards after the Distribution for further information. The Company believes any disclosures required under paragraphs 64 and A240 – A241 of SFAS 123R, related to restricted shares, such as general terms of the restricted share awards and the number and weighted-average grant-date fair value are not necessary since disclosing this information for restricted shares does not provide any material information to the Company’s shareholders as a reasonable investor would not consider the information important in making any investment decision with respect to the Company’s securities.
Subsequent to the Distribution, share-based payment expense will only reflect outstanding unvested share-based payment awards held by employees of the Company and are currently expected to include share-based payment expense allocations related to Cablevision corporate employees. Refer to pages 129 to 136 and F-29 through F-30 for discussion on the treatment of share-based payment awards after the Distribution.
At such time as the Company grants awards under a Company sponsored employee stock plan, if material, the Company will comply with the full disclosure requirements of paragraphs 64 and A240 – A241 of SFAS 123R.
Cash Flows, page F-15
31.	We note that you have noncash activities for deemed capital contributions related to asset retirement obligations, leasehold improvements paid by landlord, and capital lease obligations. Please tell us why these capital contributions are not reflected in the combined statements of group equity and comprehensive income.
Company Response: The Company has noted a typographical error in the non-cash investing and financing activities and other supplemental cash flow table included in the Form 10 as filed on August 5, 2009. The asset retirement obligation, leasehold improvements paid by landlord and capital lease obligation line items do not arise from “deemed capital contributions” and therefore should not have been indented, but rather should have been left-justified to be aligned with the first line item titled “Deemed capital contributions, net primarily related to allocations of Cablevision share-based compensation expense and income taxes”. The Company has revised the table on page F-15 to correct this typographical error. In addition, the Company has made a conforming correction on page F-46.
Note 3. Transactions, page F-17
2007 Transactions, page F-17
32.	With regard to your purchase of the Chicago Theatre, you state that you allocated the net cash paid to... primarily deferred revenue. Tell us how you considered ElTF 01-3 with regard to this transaction.
Company Response: Given the fact that the assets acquired and the liabilities assumed in the acquisition of The Chicago Theatre (the “Theatre”) did not constitute a business, the transaction was accounted for as an asset acquisition. As such, the Company was not required to apply the guidance in EITF Issue No. 01-03, Accounting in a Business Combination for Deferred Revenue of an Acquiree (“EITF 01-03”). The deferred revenue assumed by the Company, related to proceeds from advanced ticket sales received by the Theatre for entertainment events, which occurred subsequent to the acquisition date. In the acquisition agreement for the Theatre, the Company assumed the legal performance obligation related to those tickets, with the fair value being the face value of the ticket, which represents the amount recorded. For example, if advanced tickets were sold related to future shows, and subsequent to the acquisition date of the Theatre the applicable show was cancelled, the Company had the obligation to refund the full value of these ticket sales to the customers who purchased the advanced tickets.
Note 10. Fair Value Measurements, page F-22
33.	Please tell us in detail why the money market funds and bank time deposits are not classified as Level I. Refer to your basis in the accounting literature.
Company Response: The Company invests in money market funds managed by third party investment companies. The price per share of these money market funds is based on the funds’ net asset value. These money market funds seek to maintain a stable net asset value of one dollar per share and use the amortized cost method to value their portfolio of securities. Under the amortized cost method, portfolio securities generally are valued at cost plus any amortization of premium or accumulation of discount. Generally, amortized cost approximates the current fair value of such securities held by money market funds given their short duration to maturity, however, since the value is not obtained from a quoted price in an active market, the Company does not believe such investments would meet the Level 1 criteria. Accordingly, the Company has concluded that the inputs used to determine the value of the underlying securities within the funds, as well as the net asset value of the funds themselves, meet the Level II criteria (quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable) of the fair value hierarchy, as outlined in paragraph 28 of FASB Statement No. 157, Fair Value Measurements.
Note 12. Related Party Transactions, page F-29
34.	Please show all related party transactions and amounts on the face of the balance sheet, income statement, or statement of cash flows in accordance with Rule 408(k) of Regulation S-X or tell us why it is not required.
Company Response: The Company believes that it properly presented all material related party transactions with Cablevision on the face of the Company’s combined balance sheets and combined statements of cash flows. However, it did not present all related party transactions with Cablevision on the face of the Company’s combined statements of operations since all related party transactions giving rise to related party revenue and expenses are disclosed in Note 12 — Related Party Transactions in the Notes to the Combined Financial Statements on pages F-27 through F-30 of the Form 10. However, the Company has revised the combined statements of operations on pages F-4 and F-40 to parenthetically present the amounts related to transactions with related parties on the face of the Company’s combined statements of operations in accordance with Rule 4-08(k) of Regulation S-X.
Note 15. Segment Information, page F-35
35.	We note that you have only three reportable segments. Please tell us your consideration of the guidance in paragraphs 10 through 15 for SFAS 131. Furnish us with the reports provided to your chief operating decision maker (CODM).
Company Response: Based on its assessment of FASB Statement No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”), the Company has concluded that it has three reportable segments: MSG Media, MSG Entertainment and MSG Sports. The Company’s three reportable segments meet the criteria of paragraph 10 through 15 of SFAS 131 and are considered operating segments since they engage in business activities, discrete financial information is available, and results are regularly reviewed by the chief operating decision maker (“CODM”) to make decisions about resource allocation and to assess performance. The Company’s CODM is James L. Dolan, Executive Chairman. As noted in the Company’s response to comment #37, below, the Company’s CODM utilizes adjusted operating cash flow (“AOCF”) to measure the Company’s segment’s operating performance (profit or loss). The CODM utilizes revenues and AOCF measures to evaluate segment management’s effectiveness with specific reference to these indicators including measuring incentive compensation for segment management.
The reports provided to the Company’s CODM for the period ending June 30, 2009 are being provided to the Staff as confidential supplementary information concurrently with the filing of this response letter.
36.	We note that you disclose components that are used in “adjusted operating cash flow,” however you do not present a cohesive reconciliation. For ease of reference, please provide a reconciliation of “adjusted operating cash flow” in accordance with paragraph 32 of SFAS 131.
Company Response: The Company believes it has provided a cohesive reconciliation of AOCF, the Company’s non-GAAP operating measure, to operating income (loss), in accordance with paragraph 32 of SFAS 131, on pages F-34 through F-36, in Note 15 — Segment Information in the Notes to Combined Financial Statements under the heading “Reconciliation (by Segment and in Total) of Adjusted Operating Cash Flow to Operating Income (Loss)”. Depreciation and amortization, share-based compensation expense, and restructuring expense are not components that are used in calculating AOCF, however, they are the reconciling items between AOCF and operating income (loss) as set forth in the reconciliation on pages F-34 through F-36.
37.	We note that your performance measure is called “adjusted operating cash flows.” Please confirm to us that this is truly a performance measure used by your chief operating decision maker to measure segment’s profit or loss and not a measure used to measure liquidity.
Company Response: The Company confirms to the Staff that AOCF is the performance measure used by the Company’s CODM to measure the Company’s segment’s operating performance (profit or loss) and is not used to measure liquidity. As noted on page F-34, in Note 15 — Segment Information in the Notes to Combined Financial Statements, the Company defines AOCF as operating income (loss) before depreciation and amortization, excluding share-based compensation expense or benefit and restructuring charges or credits. Because it is based upon operating income (loss), AOCF also excludes interest expense, interest income and other non-operating income and expense items. Internally, the Company uses revenues, net and AOCF measures as the most important indicators of our business performance, and evaluates management’s effectiveness with specific reference to these indicators including, measuring incentive compensation for segment management.

38.	We note that your measure of profit or loss, adjusted operating cash flow, includes an “all other” adjustment with reference to footnote (a). However footnote (a) does not fully explain the total amounts included in “all other.” For example, for the year ended December 31, 2008 you explain only $24.3 million of the $33.4 million adjustment. Please provide a more thorough explanation.
Company Response: The Company has revised footnote (a) to the reconciliation of Adjusted Operating Cash Flow to Operating Income (Loss) on page F-36 to clarify that the footnote reference (a) is explaining the total amounts included in “all other”. In addition, the Company has made the conforming change on page F-51.

Please note that, in addition to the changes discussed above, the Company has made several other changes to the Form 10, which are shown in the marked copies of the Information Statement filed as Exhibit 99.1 to the Amendment No. 1 to the Form 10.
*     *     *     *     *     *
In responding to the Staff’s comments, the Company acknowledges that:
•	the Company is responsible for the adequacy and accuracy of the disclosure in its filings;

•	Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the Company’s filings; and

•	the Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
If you have any questions or comments regarding the enclosed materials, please call the undersigned at (212) 465-5930.

Very truly yours,

/s/ Robert M. Pollichino Robert M. Pollichino
Executive Vice President and Chief Financial Officer

cc:	Scott Hodgdon
Inessa Kessman
Dean Suehiro
(Securities and Exchange Commission)

Hank J. Ratner
(President and Chief Executive Officer)

Lucinda Treat
(Executive Vice President and General Counsel)

John P. Mead
(Sullivan & Cromwell LLP)

Aldo Damiano
(KPMG LLP)